Exhibit 1

Joint Filer Agreement

The undersigned hereby agree and acknowledge that the Schedule  13G to which this agreement is attached as an exhibit is filed on behalf of each of them, and any amendments or supplements to the Schedule 13G shall also be filed on behalf of each of them.

Dated: June 5, 2026	Valor Digital Investments, LLC

	By:	/s/ Antonio J. Gracias
	Name:	Antonio J. Gracias
	Title:	Manager

Valor Equity Partners IV L.P.

By: Valor Equity Associates IV L.P., its general partner
By: Valor Equity Capital IV LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Partners IV-A L.P.

By: Valor Equity Associates IV L.P., its general partner
By: Valor Equity Capital IV LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Partners IV-B L.P.

By: Valor Equity Associates IV L.P., its general partner
By: Valor Equity Capital IV LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Associates IV L.P.

By: Valor Equity Capital IV LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Capital IV LLC

By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Partners VI L.P.

By: Valor Equity Associates VI L.P., its general partner
By: Valor Equity Capital VI LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Partners VI-A L.P.

By: Valor Equity Associates VI L.P., its general partner
By: Valor Equity Capital VI LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Partners VI-B L.P.

By: Valor Equity Associates VI L.P., its general partner
By: Valor Equity Capital VI LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Associates VI L.P.

By: Valor Equity Capital VI LLC, its general partner
By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Equity Capital VI LLC

By: Valor Management L.P., its managing member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Management L.P.

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	CEO

Valor Funds Group LLC

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias
Title:	Managing Member

By:	/s/ Antonio J. Gracias
Name:	Antonio J. Gracias

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